Exhibit 10(A)


[SULLIVAN & CROMWELL LETTERHEAD]

TELEPHONE: (202) 956-7300
    TELEX 69825
FACSIMILE: (202) 293-6220
                                                  1701 Pennsylvania Avenue, N.W.
                                                      Washington, D.C. 20006

                                                           March 27, 1992

America's Utility Fund, Inc.,
   901 East Byrd Street,
      Richmond, Virginia 23219.

Dear Sirs:
          In connection with the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-45437) of America's Utility Fund, Inc., a Maryland corporation (the "Company"), which you expect to file under the Securities Act of 1933, as amended (the "Securities Act"), with respect to shares of Common Stock, par value $0.01 per share (the "Shares"), we, as your counsel, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion.

          Upon the basis of such examination, we advise you that, in our opinion, the Shares have been duly authorized to the extent of 500,000,000 Shares and, when the Registration Statement referred to above has become effective under the Securities Act and the Shares have been

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America's Utility Fund, Inc.,                                                -2-

issued and sold (a) for at least the par value thereof, (b) so as not to exceed the then authorized number of Shares and (c) in accordance with the Company's Articles of Incorporation, as amended, and as authorized by the Board of Directors of the Company, the Shares will be validly issued, fully paid and nonassessable.

          The foregoing opinion is limited to the Federal laws of the United States and the General Corporation Law of the State of Maryland, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

          Also, we have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by us to be responsible.

          We hereby consent to the filing of this opinion as an exhibit to the Pre-Effective Amendment referred to above. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

                                                          Very truly yours,

                                                        /s/ Sullivan & Cromwell
                                                        -----------------------
                                                         Sullivan & Cromwell